Supplement dated December 14, 2012

to the Statement of Additional Information

for Principal Variable Contracts Funds, Inc.

dated April 30, 2012

(as supplemented on June 15, 2012, September 14, 2012, November 13, 2012, November 27, 2012, and November 30, 2012)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

MidCap Blend Account

Effective May 1, 2013, the MidCap Blend Account will change its name to the MidCap Account.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

Independent Directors

Delete all references to Richard W. Gilbert and Barbara A. Lukavsky.

MANAGEMENT INFORMATION

Delete all references to Richard W. Gilbert and Barbara A. Lukavsky.

On page 34, under the “Positions(s) Held with Fund” column for Craig Damos, delete “Member Operations Committee” and substitute “Member Audit Committee.”

On page 34, under the “Positions(s) Held with Fund” column Fritz Hirsch, delete “Member Audit Committee” and substitute “Member Operations Committee.”